Exhibit 99.2 Independent Bank Corp. (INDB) (parent of Rockland Trust Company) Q2 2023 Earnings Presentation July 21, 2023

2 Company Overview Safe & Sound Customer Centric • Strong, liquid balance sheet • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror • Full suite of retail and commercial banking product offerings • Relationship-oriented commercial lending with strong local market knowledge • Exceptional brand awareness and reputations Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation

$ 62.6M Net Income $ 1.42 Diluted EPS 1.29% ROAA 8.78% ROAE 13.54% ROATCE 3 Q2 2023 Financial Highlights • Disciplined loan growth • Stabilizing deposit balances • Core NIM* at 3.52%, down 26 basis points • Wealth AUA increased to $6.3 billion • Solid fee income growth • Asset quality remains solid • Prudent expense management; 52% efficiency ratio • $0.57 tangible book value per share growth • Robust capital levels * See slide 13 for reconciliation of non-GAAP core NIM Key Metrics Highlights

4 ($ in millions) Period Ended $ Increase % Increase Deposit Product Type 6/30/2023 3/31/2023 (Decrease) (Decrease) Noninterest-bearing demand deposits $ 4,861 $ 5,084 $ (223) (4.4) % Savings and interest checking deposits 5,525 5,639 (114) (2.0) % Money market deposits 3,066 3,094 (28) (0.9) % Time certificates of deposit 1,796 1,455 341 23.4% $ 15,248 $ 15,272 $ (24) (0.2) % Household Count 6/30/2023 3/31/2023 # Increase % Increase Total Households 327,938 324,470 3,468 1.1 % Deposit Balances $ in b ill io ns Average Balances and Cost of Deposits $16.6 $16.2 $15.5 $15.1 0.15% 0.35% 0.59% 0.85% Deposits Cost of deposits Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0.0 $5.0 $10.0 $15.0 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

5 Uninsured Deposits Period Ended 6/30/2023 3/31/2023 $ Amount % of Deposits $ Amount % of Deposits ($ in millions) Rockland Trust Bank deposits* $ 15,658 $ 15,570 Deposits > $250,000 $ 6,802 43.4% $ 6,913 44.4 % Estimated insured > $250,000 (2,189) (2,230) Estimated uninsured before collateralized deposits 4,613 29.5% 4,683 30.1 % Collateralized deposits (782) (659) Estimated uninsured less collateralized deposits $ 3,831 24.5% $ 4,024 25.8% *Includes cash balances of Rockland Trust Bank subsidiaries

6 Liquidity Additional Borrowing Capacity ($ in millions) Period Ended Off Balance Sheet Liquidity 6/30/2023 3/31/2023 Federal Home Loan Bank ("FHLB") $ 1,811 $ 914 Federal Reserve 2,993 3,038 Unpledged securites 1,156 2,137 Lines of credit 85 85 Total borrowing capacity $ 6,045 $ 6,174 Borrowing capacity / estimated uninsured 131% 132 % Borrowing capacity / estimated uninsured less collateralized deposits 158% 153% ($ in millions) Interest Earning Cash On Balance Sheet Liquidity Q2 2023 Q1 2023 Beginning Balance $ 322 $ 177 Major Sources Proactive borrowing (200) 300 Share repurchase funding — 120 Other borrowings 200 459 Securities cash flow 74 44 Major Uses Increase in loans (192) (19) Decrease in deposits (24) (607) Share repurchase — (120) Other (54) (32) Ending Balance $ 126 $ 322

7 Securities Portfolio Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition as of June 30, 2023 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 231 $ 202 $ (28) $ 30 $ 28 $ (2) U.S. treasury securities 874 798 (76) 101 89 (12) Agency mortgage-backed securities 332 287 (45) 851 769 (82) Agency collateralized mortgage obligations 39 36 (3) 508 429 (78) Other 57 49 (8) 134 129 (6) Total securities $ 1,533 $ 1,372 $ (160) $ 1,624 $ 1,444 $ (180) Duration of portfolio 3.6 Years 5.2 Years Capital Impact $ % of Tangible Assets ($ in millions) Tangible capital (Non-GAAP) $ 1,848 10.05 % Less: HTM unrealized loss, net of tax (129) Tangible capital adjusted for HTM $ 1,719 9.44% ($ in m ill io ns ) Projected Cash Flows $42 $94 $362 $286 $618 Q3 2023 Q4 2023 2024 2025 2026 $0 $200 $400 $600

8 Loan Balances ($ in millions) Period Ended $ Increase % Increase Loan Category 6/30/2023 3/31/2023 (Decrease) (Decrease) Commercial and industrial $ 1,723 $ 1,650 $ 73 4.4 % Commercial real estate 7,813 7,820 (7) (0.1) % Commercial construction 1,023 1,046 (23) (2.2) % Small business 237 226 11 4.9 % Total commercial 10,797 10,742 54 0.5 % Residential real estate 2,221 2,096 125 6.0 % Home equity - first position 546 557 (11) (2.0) % Home equity - subordinate positions 550 534 16 3.0 % Total consumer real estate 3,317 3,187 130 4.1 % Other consumer 27 19 8 42.1 % Total loans $ 14,141 $ 13,948 $ 193 1.4%

9 Loan Portfolios 95% CRE & Construction Portfolio $8.8 billion Residential - Related - 37.5% Office Buildings - 14.4% Mixed Office / Retail - 4.5% Strip Malls / Retail - 14.0% Industrial Warehouse - 11.9% Hotels/Motels - 8.1% Healthcare - 2.8% All Other - 6.8% C&I Portfolio $1.7 billion Retail Trade - 21.6% Real Estate/ Rental and Leasing - 14.8% Construction - 10.7% Wholesale Trade - 9.0% Administrative Support/Waste Mgmt/ Remediation Services - 7.0% Manufacturing - 6.5% Finance and Insurance - 5.4% Professional, Scientific, and Technical Services - 4.6% All Other (11 Sectors) - 20.4% Consumer Portfolio $3.3 billion Residential real estate - 66.5% Home equity - first position - 16.3% Home equity - subordinate positions - 16.4% Other consumer - 0.8% $8.9 $8.9 $8.9 $8.8 318% 317% 316% 319% CRE NOO CRE/Capital * Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0.0 $2.5 $5.0 $7.5 $10.0 310% 320% 330% 340% 350% * Rockland Trust Bank only; Non-owner occupied commercial real estate divided by total capital. Ratio for Q2 2023 is an estimated number. ($Bil)

10 Focal Point: Non-Owner Occupied CRE Office (inclusive of construction) 95% CRE Office - Total Portfolio ($ in millions) June 30, 2023 March 31, 2023 CRE - Mixed use $ 401 $ 387 CRE - Office: owner occupied 201 218 CRE - Office: non-owner occupied 1,068 1,057 Focus Point: Non-owner Occupied CRE Office Asset Quality As of 6/30/2023 Criticized Classified Total Avg. Loan Size Avg. LTV Avg. DSC $ % $ % ($ in millions) Class A $ 501 $ 9.7 53.7% 1.6x $ 95.2 8.9% $ — — % Class B/C 452 6.8 53.8% 1.6x 10.0 0.9% 14.2 1.3 % Medical Office 115 2.5 77.8% 1.9x — — % — — % $ 1,068 $ 6.3 61.7% 1.7x $ 105.2 9.8% $ 14.2 1.3 % Other Characteristics • 81% is fixed to customers • 22% will mature, and an additional 19% will reprice within the next 2 years • Outstanding balances do not include $106 million of unfunded commitments • $85 million, or 8%, is located in Boston Financial District/Back Bay Enhanced Monitoring • Management completed risk rating review of Top 20 outstanding balances ($ in millions) Total Pass Criticized Top 20 $ 501 $ 425 $ 76 Zero nonperforming Zero delinquencies

11 Nonperforming Loans ($ in millions) $56.0 $54.9 $56.2 $45.7 0.41% 0.39% 0.40% 0.32% NPLs ($Mil) NPL/Loan% Q3 2022 Q4 2022 Q1 2023 Q2 2023 0.30% 0.40% $0 $30 $60 Net Charge-offs/(Recoveries) ($ in millions) $0.0 $0.4 $0.5 $23.5 0.00% 0.01% 0.02% 0.67% Net Charge-offs (recoveries) Annualized Loss Rate Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0 $10 $20 $30 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Asset Quality Allowance for Credit Loss & Delinquency Trends 1.08% 1.09% 1.14% 0.99% 0.17% 0.30% 0.27% 0.30% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q3 2022 Q4 2022 Q1 2023 Q2 2023 0.00% 1.00% Charge-off and Provisioning Trends ($ in millions) $0.0 $0.4 $0.5 $23.5 $3.0 $5.5 $7.3 $5.0 Net Charge-offs (recoveries) Provision for Credit Losses Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0.0 $10.0 $20.0 $30.0 * *Inclusive of $23.2 million charge-off to a fully-reserved commercial and industrial loan

Q2 2023 Q1 2023 Volume Interest Margin Impact Volume Interest Margin Impact ($ in millions) Reported Total $ 17,391.7 $ 153.7 3.54% $ 17,124.1 $ 160.1 3.79% Acquisition fair value marks: Loan accretion (0.9) (0.3) (0.9) (0.02)% (0.3) 0.00% Nonaccrual interest 0.2 0.01% — 0.00% Other noncore adjustments (6.4) (0.3) (0.01)% (7.4) (0.4) (0.01)% Core Margin (Non- GAAP) $ 17,385.3 $ 152.7 3.52% $ 17,116.7 $ 159.4 3.78% 12 Net Interest Margin Analysis Net Interest Margin 3.64% 3.85% 3.79% 3.54%3.59% 3.82% 3.78% 3.52% Reported NIM Core NIM Q3 2022 Q4 2022 Q1 2023 Q2 2023 3.50% 3.60% 3.70% 3.80% 3.90% Loan Betas 27.9% 25.6% 34.1% 32.0% 25.4% 25.4% 27.1% 27.8% Quarter Cumulative Q3 2022 Q4 2022 Q1 2023 Q2 2023 0% 20% 40% Deposit Betas 6.7% 14.1% 27.8% 53.9% 4.5% 8.4% 12.2% 16.4% Quarter Cumulative Q3 2022 Q4 2022 Q1 2023 Q2 2023 0% 25% 50% 75%

13 Noninterest Income ($ in thousands) Three Months Ended Noninterest Income June 30 2023 March 31 2023 Deposit account fees $ 5,508 $ 5,916 Interchange and ATM fees 4,478 4,184 Investment management 10,348 9,779 Mortgage banking income 670 308 Increase in cash surrender value of life insurance policies 1,940 1,854 Gain on life insurance benefits 176 11 Loan level derivative income 1,275 408 Other noninterest income 6,362 5,782 Total noninterest income $ 30,757 $ 28,242 $ in m ill io ns Assets Under Administration $5,092 $5,793 $6,145 $6,304 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $5,000 $6,000 Investment management: Focal Point $ in m ill io ns Gross New Assets $267 $469 $249 $125 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0 $100 $200 $300 $400 $500 $5,092

14 Noninterest Expense ($ in thousands) Three Months Ended Noninterest Expense June 30 2023 March 31 2023 Salaries and employee benefits $ 53,975 $ 56,975 Occupancy and equipment expenses 12,385 12,822 Data processing and facilities management 2,530 2,527 FDIC assessment 2,674 2,610 Other noninterest expenses 23,991 23,727 Total noninterest expenses $ 95,555 $ 98,661 Efficiency Ratio - GAAP Basis 48.60% 47.28% 52.69% 52.13% Q3 2022 Q4 2022 Q1 2023 Q2 2023 40.00% 50.00% 60.00%

15 2023 Forward Guidance Loans • Flat overall loan balances expected for second half 2023 Deposits • Deposit pricing expected to remain elevated; • Composition: expected continued migration from noninterest- bearing to interest-bearing • Total deposit balances expected to stabilize Borrowings • Balances expected to fluctuate based on loan and deposit flows Net Interest Margin • Stabilized margin expected in fourth quarter, in the 3.35-3.40% range* Asset Quality • Stabilized; Office CRE expected to drive provision requirements Non-interest items • Noninterest income expected to be flat to low single digit growth • Noninterest expense expected to be flat to low single digit increase from Q2 levels *Based on current forward curve

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” "anticipated," "guidance," "targeted" or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: further weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area; the effects of inflationary pressures, labor market shortages and supply chain issues; the instability or volatility in financial markets and unfavorable general economic or business conditions, globally, nationally or regionally, whether caused by geopolitical concerns, including as a result of the conflict between Russia and Ukraine, recent disruptions in the banking industry or other factors; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other external events; adverse changes or volatility in the local real estate market; adverse changes in asset quality and any unanticipated credit deterioration in our loan portfolio including those related to one or more large commercial relationships; acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; additional regulatory oversight and related compliance costs; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; higher than expected tax expense, resulting from failure to comply with general tax laws and changes in tax laws; changes in market interest rates for interest earning assets and/or interest bearing liabilities and changes related to the phase-out of the London Interbank Offered Rate ("LIBOR"); increased competition in the Company’s market areas; adverse weather, changes in climate, natural disasters, geopolitical concerns, including those arising from the conflict between Russia and Ukraine; the emergence of widespread health emergencies or pandemics, any further resurgences or variants of the COVID-19 virus, actions taken by governmental authorities in response thereto, other public health crises or man-made events, and their impact on the Company's local economies or the Company's operations; a deterioration in the conditions of the securities markets; a deterioration of the credit rating for U.S. long-term sovereign debt, or uncertainties surrounding the federal budget; inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery; electronic fraudulent activity within the financial services industry, especially in the commercial banking sector; adverse changes in consumer spending and savings habits; the effect of laws and regulations regarding the financial services industry; changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business, including any such changes in laws and regulations as a result of recent disruption in the banking industry, and the associated costs of such changes; the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; cyber security attacks or intrusions that could adversely impact our businesses; and other unexpected material adverse changes in our operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 16 Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share and the tangible common equity ratio. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity", by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets", defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 17 Non-GAAP Financial Measures